Exhibit 99.5

Strongbridge Transaction Employee Letter

**Confidential – For Internal Strongbridge Biopharma Use Only**

Dear Colleagues,

Today is an exciting day for Strongbridge and I wanted to share our news with you personally. Moments ago, we announced Xeris Pharmaceuticals will acquire Strongbridge in a transaction that values Strongbridge at approximately $267 million. This combination marks a major milestone for Strongbridge, and will create an innovative leader in endocrinology and rare diseases. A copy of the press release we issued can be found on our website.

At Strongbridge, we have been driven by our mission to build strong commercial, clinical and financial foundations to connect patients with new treatments for rare diseases. Thanks to your efforts, we have made significant progress on our journey. As we recently announced with our first quarter results, we are delivering strong sales growth with KEVEYIS®, we are one step closer to the successful development of RECORLEV®, which was recently accepted for review by the FDA, and we are making progress on our efforts to protect our intellectual property. While we are proud of the progress we have made on our own, this combination with Xeris will provide us with the opportunity to take our growth to the next level with a partner that shares our values.

Bringing Two Complementary, Innovative Companies Together

Some of you may be familiar with Xeris. Headquartered in Chicago, Xeris is a pharmaceutical company focused on delivering innovative solutions to simplify the experience of administering important therapies that people rely on through a novel technology platform that enables ready-to-use, room-temperature stable formulations of injectable and infusible therapies. I encourage you to visit www.xerispharma.com to learn more.

A great deal of thought and consideration went into this decision. Based upon our discussions with Xeris and our various advisors, it became clear that they are the right partner for us at the right time. They share our unrelenting focus on patients, and together we will have enhanced scale, additional financial resources, a diversified product portfolio and a combined pipeline with multiple near-term inflection points. We will also benefit from an expanded and scalable sales force, which will be especially important for the launch of RECORLEV. In short, this combination is about accelerating our momentum so that we can better meet the unmet needs of those we serve.

Next Steps

While this announcement is an important moment for Strongbridge, please keep in mind that today is only the first step to bring our two companies together. Until the transaction is completed, which we expect to happen early in the fourth quarter of 2021, Xeris and Strongbridge will continue to operate as independent companies. That means each of us needs to stay focused on our day-to-day responsibilities.

Following the closing of the transaction, the combined company will be led by Xeris Chairman and CEO Paul Edick. Dr. Garheng Kong and I will join the combined company’s board as new independent directors, and a director in common to both companies, Jeffrey W. Sherman, M.D., will continue to serve on the board. Upon close, the businesses of Xeris and Strongbridge will be combined under a new entity named Xeris Biopharma Holdings, which will have its principal executive offices in Chicago, IL.

With regard to the structure of the combined organization, we have already done some preliminary integration planning with Xeris which identified ways for us to operate more efficiently. Part of the value created by this combination is going to come from reducing overlap in some areas across both organizations, and we are mindful of how the identified redundancies may impact some of you personally. We will hold individual meetings later today about what this may mean for you and your specific role. Please keep in mind that we are combining two fast growing companies and that growth will continue to provide new opportunities that may present additional options for you. We understand the importance of communication around any uncertainty you may face and commit to full transparency as we move through this evolving process.

Additionally, we will be holding a couple of all employee town halls over the next couple of days:

•	I will be hosting an all employee town hall today at 11:00 AM ET with our entire leadership team, where we will discuss this announcement and provide more detail.

•	Later today at 4:30 PM ET, we will hold another all employee town hall where Paul Edick, Xeris’ Chief Executive Officer, will be joining us.

The purpose of these employee town halls is to help further your understanding of why we are so excited about this combination and provide you with more information regarding what next steps will look like for Strongbridge as we work towards bringing our two companies together. I do think they will be beneficial for everyone, so we are all on the same page.

We expect this announcement to generate considerable interest from people outside of our company. As always, it is important that we speak with one voice.

Importantly, if you receive inquiries from the media, investors, analysts, or other external parties, please direct them to Lindsay Rocco at lrocco@elixirhealthpr.com. In addition, in order to avoid confusion and miscommunication, unless you have been specifically authorized to speak with a Xeris employee as part of integration planning, you should not reach out to anyone at Xeris at this time. As the integration planning evolves, we look forward to bringing everyone together as we build a rapidly growing innovative leader in endocrinology and rare diseases.

Today truly is a transformative day for our Company. But today also signifies change, and that can be challenging for us all in different ways. The entire executive leadership team is committed to being open and honest about our exciting journey ahead and to supporting all of our teams – and every employee – as best as we possibly can.

On behalf of our board of directors and executive leadership team, thank you for your continued dedication to Strongbridge, each other and to the patients and physicians that we will continue to serve.

Sincerely,

John H. Johnson

Chief Executive Officer

The announcement issued jointly by Xeris and Strongbridge under Rule 2.5 of the Irish Takeover Rules on May 24, 2021 (the “Rule 2.5 Announcement”) is available on Xeris’ website at www.xerispharma.com and on Strongbridge’s website at www.strongbridgebio.com.

Appendix I to the Rule 2.5 Announcement contains further details of the sources of information and bases of calculations set out in this communication. Appendix II to the Rule 2.5 Announcement contains definitions of certain expressions used in this communication.

NO OFFER OR SOLICITATION

This communication is for information purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. The Acquisition will be made solely by means of the Scheme Document (or, if applicable, the Takeover Offer Document), which will contain the full terms and conditions of the Acquisition, including details of how Strongbridge shareholders may vote in respect of the Acquisition.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

Strongbridge, Xeris and Holdco will prepare and will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a joint proxy statement of Strongbridge and Xeris and that also will constitute a prospectus with respect to the Holdco common stock to be issued pursuant to the Acquisition (the “Joint Proxy Statement”). The Joint Proxy Statement will also contain the Scheme Document and further information relating to the implementation of the Acquisition, the full terms and conditions of the Scheme, notices of the Strongbridge Meetings and the Xeris Shareholder Meeting (each as defined in the Transaction Agreement) and information on the Holdco common stock. Strongbridge and Xeris may also file other documents with the SEC regarding the Acquisition. Strongbridge and Xeris may also file other documents with the SEC regarding the Acquisition. This communication is not a substitute for the Joint Proxy Statement or any other document which Strongbridge, Xeris or Holdco may file with the SEC.

The Joint Proxy Statement, if and when filed, as well as Strongbridge’s and Xeris’ other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and, in the case of Strongbridge’s filings, at Strongbridge’s website at www.strongbridgebio.com and, in the case of Xeris’ filings, at Xeris’ website at www.xerispharma.com.

INVESTORS, STRONGBRIDGE SHAREHOLDERS AND XERIS SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ACQUISITION AND RELATED MATTERS.

Any vote in respect of resolutions to be proposed at the Strongbridge Meetings to approve the Acquisition, the Scheme or related matters, or other responses in relation to the Acquisition, should be made only on the basis of the information contained in the Joint Proxy Statement (including the Scheme Document). Similarly, any vote in respect of resolutions to be proposed at the Xeris Shareholder Meeting should be made only on the basis of the information contained in the Joint Proxy Statement.

PARTICIPANTS IN THE SOLICITATION

Strongbridge, Xeris, Holdco and their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from their respective shareholders in connection with the Acquisition. Information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of shareholders in connection with the Acquisition, including a description of their direct or indirect interests, which may be different from those of Strongbridge shareholders or Xeris shareholders generally, by security holdings or otherwise, will be set forth in the Joint Proxy Statement (which will contain the Scheme Document) and any other relevant documents that are filed or will be filed with the SEC relating to the Acquisition. Information regarding Strongbridge’s directors and executive officers is contained in Strongbridge’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 3, 2021, and its Proxy Statement on Schedule 14A, dated and filed with the SEC on April 14, 2021. Information regarding Xeris’ directors and executive officers is contained in Xeris’ Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 9, 2021, and its Proxy Statement on Schedule 14A, dated and filed with the SEC on April 29, 2021. You may obtain free copies of these documents using the sources indicated above.

FORWARD-LOOKING STATEMENTS

This communication contains certain forward-looking statements with respect to a proposed transaction involving Strongbridge and Xeris, and Strongbridge’s, Xeris’ and/or the combined group’s estimated or anticipated future business, performance and results of operations and financial condition, including estimates, forecasts, targets and plans for Strongbridge and Xeris and, following the Acquisition, if completed, the combined group. The words “believe,” “expect,” “anticipate,” “project” and similar expressions, among others, generally identify forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the possibility that a possible acquisition will not be pursued, failure to obtain necessary shareholder or regulatory approvals or required financing or to satisfy any of the other conditions to the possible acquisition, the reaction of Xeris’ and Strongbridge’s shareholders to the proposed transaction, adverse effects on the market price of Strongbridge ordinary shares or Xeris common stock and on Strongbridge’s or Xeris’ operating results because of a failure to complete the Acquisition, failure to realize the expected benefits of the Acquisition, failure to promptly and effectively integrate Strongbridge’s businesses, negative effects relating to the announcement of the Acquisition or any further announcements relating to the Acquisition or the consummation of the Acquisition on the market price of Strongbridge ordinary shares or Xeris common stock, significant transaction costs and/or unknown or inestimable liabilities, the risk that any potential payment of proceeds pursuant to the CVR Agreement may not be distributed at all or result in any value to Strongbridge shareholders, potential litigation associated with the Acquisition, general economic and business conditions that affect the combined companies following the consummation of the Acquisition, the impact of the COVID-19 pandemic on Strongbridge’s or Xeris’ businesses or the combined businesses following the consummation of the Transaction, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals and competitive developments. These forward-looking statements are based on numerous assumptions and assessments made in light of Strongbridge’s or, as the case may be, Xeris’ experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this communication could cause Xeris’ plans with respect to Strongbridge or Xeris, Strongbridge’s or Xeris’ actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this communication are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this communication. Additional information about economic, competitive, governmental, technological and other factors that may affect Strongbridge is set forth in Item 1A, “Risk Factors,” in Strongbridge’s 2020 Annual Report on Form 10-K, which has been filed with the SEC, the contents of which are not incorporated by reference into, nor do they form part of, this communication. Additional information about economic, competitive, governmental, technological and other factors that may affect Xeris is set forth in Item 1A, “Risk Factors,” in Xeris’ 2020 Annual Report on Form 10-K, which has been filed with the SEC, the contents of which are not incorporated by reference into, nor do they form part of, this communication.

Any forward-looking statements in this communication are based upon information available to Strongbridge, Xeris, and/or their respective boards of directors, as the case may be, as of the date of this communication and, while believed to be true when made, may ultimately prove to be incorrect. Subject to any obligations under applicable law, none of Strongbridge, Xeris or any member of their respective boards of directors undertakes any obligation to update any forward-looking statement whether as a result of new information, future developments or otherwise, or to conform any forward-looking statement to actual results, future events, or to changes in expectations. All subsequent written and oral forward-looking statements attributable to Strongbridge, Xeris or their respective boards of directors or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

STATEMENT REQUIRED BY THE IRISH TAKEOVER RULES

The directors of Strongbridge accept responsibility for the information contained in this document. To the best of the knowledge and belief of the directors of Strongbridge (who have taken all reasonable care to ensure such is the case), the information contained in this document for which they respectively accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

NO PROFIT FORECAST / ASSET VALUATIONS

No statement in this communication is intended to constitute a profit forecast for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for Xeris or Strongbridge or Xeris Biopharma Holdings as appropriate. No statement in this communication constitutes an asset valuation.

GENERAL

The release, publication or distribution of this communication in or into certain jurisdictions may be restricted by the laws of those jurisdictions, including any Restricted Jurisdictions. Accordingly, copies of this communication and all other documents relating to the proposed transaction are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any such Restricted Jurisdictions. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the proposed transaction disclaim any responsibility or liability for the violations of any such restrictions by any person.